UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: January 15, 2021

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097
Hawaiian Electric Company, Inc.	1-4955	99-0040500
State of Hawaii
(State or other jurisdiction of incorporation)
 1001 Bishop Street, Suite 2900, Honolulu, Hawaii  96813 - Hawaiian Electric Industries, Inc. (HEI)
1001 Bishop Street, Suite 2500, Honolulu, Hawaii  96813 - Hawaiian Electric Company, Inc. (Hawaiian Electric)
(Address of principal executive offices and zip code)
 Registrant’s telephone number, including area code:
 (808) 543-5662 - HEI
(808) 543-7771 - Hawaiian Electric
  Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Hawaiian Electric Industries, Inc.	Common Stock, Without Par Value	HE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company

Hawaiian Electric Industries, Inc.	☐	Hawaiian Electric Company, Inc.	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Hawaiian Electric Industries, Inc.	☐	Hawaiian Electric Company, Inc.	☐

Item 8.01. Other Events.
The following is an update to the disclosure on the “Performance-based regulation proceeding” in Note 3 of the Notes to Condensed Consolidated Financial Statements, which is incorporated herein by reference to page 17 of HEI’s and Hawaiian Electric’s Form 10-Q for the quarterly period ended September 30, 2020, and HEI’s and Hawaiian Electric’s Form 8-K Current Report dated January 4, 2021.
Performance-based regulation proceeding
On January 15, 2021 the Public Utilities Commission of the State of Hawaii (PUC) issued an Order, granting the Utilities’ motion for partial clarification and/or reconsideration of the PUC’s Decision and Order (D&O) issued in December 2020 in the performance based regulation (PBR) proceeding that was filed on January 4, 2021.
The Utilities sought partial clarification and/or reconsideration of the D&O with respect to (i) the treatment of the “pre-PBR” management audit savings commitment as part of the customer dividend component of the ARA in the new PBR Framework and (ii) clarification regarding implementation of certain matters regarding certain new performance incentive mechanisms (PIMs) under the PBR framework. The Order approved the Utilities’ proposed alternative levelized committed savings per the Management Audit over the multi-year rate period of $33.03 million, to be delivered to customers at a rate of $6.61 million per year from 2021 to 2025, and the remaining Enterprise Resource Planning system benefits savings of $3.9 million, to be delivered to customers in 2021. The Order also provided clarification on certain new PIMS under the PBR framework.
Item 7.01. Regulation FD Disclosure.
The Utilities appreciate the PUC’s expeditious action in response to the Utilities’ motion for partial clarification and/or reconsideration, as well as the PUC’s acknowledgement in its Order of the alignment of the savings commitment with the Management Audit findings and its intent with respect to cost control. In particular, the Order states: “…it is not the Commission’s intent to induce indiscriminate cost-cutting; rather, cost control should be mindfully applied to those areas where improvement is needed, as discussed in the Management Audit and as other circumstances may warrant.”
The foregoing descriptions of the PUC’s January 15 Order under Items 7.01 and 8.01 are qualified in their entirety by reference to the full text of the Order, which can be found on the PUC website at dms.puc.hawaii.gov/dms (Docket No. 2018-0088 for the Performance-Based Regulation proceeding).
The information furnished in connection with Item 7.01 of this current report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ADDITIONAL INFORMATION
HEI and Hawaiian Electric intend to continue to use HEI’s website, www.hei.com, as a means of disclosing additional information. Such disclosures will be included on HEI’s website in the Investor Relations section. Accordingly, investors should routinely monitor such portions of HEI’s website, in addition to following HEI’s, Hawaiian Electric’s and American Savings Bank, F.S.B.’s (ASB) press releases, HEI’s and Hawaiian Electric’s Securities and Exchange Commission (SEC) filings and HEI’s public conference calls and webcasts. The information on HEI’s website is not incorporated by reference in this document or in HEI’s and Hawaiian Electric’s SEC filings unless, and except to the extent, specifically incorporated by reference. Investors may also wish to refer to the PUC website at

dms.puc.hawaii.gov/dms (Docket No. 2018-0088 for the Performance-Based Regulation proceeding) in order to review documents filed with and issued by the PUC. No information on the PUC website is incorporated by reference in this document or in HEI’s and Hawaiian Electric’s other SEC filings.
FORWARD-LOOKING STATEMENTS
This report may contain “forward-looking statements,” which include statements that are predictive in nature, depend upon or refer to future events or conditions, and usually include words such as “will,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “predicts,” “estimates” or similar expressions. In addition, any statements concerning future financial performance, ongoing business strategies or prospects or possible future actions are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and the accuracy of assumptions concerning HEI and its subsidiaries, the performance of the industries in which they do business and economic and market factors, among other things. These forward-looking statements are not guarantees of future performance.
Forward-looking statements in this report should be read in conjunction with the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” discussions (which are incorporated by reference herein) set forth in HEI’s and Hawaiian Electric’s Annual Report on Form 10-K for the year ended December 31, 2019 and HEI’s and Hawaiian Electric’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 and HEI’s other periodic reports that discuss important factors that could cause HEI’s results to differ materially from those anticipated in such statements. These forward-looking statements speak only as of the date of the report, presentation or filing in which they are made. Except to the extent required by the federal securities laws, HEI, Hawaiian Electric, ASB and their subsidiaries undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.	HAWAIIAN ELECTRIC COMPANY, INC.
(Registrant)	(Registrant)
/s/ Gregory C. Hazelton	/s/ Tayne S. Y. Sekimura
Gregory C. Hazelton	Tayne S. Y. Sekimura
Executive Vice President and	Senior Vice President and
Chief Financial Officer	Chief Financial Officer

Date: January 19, 2021	Date: January 19, 2021

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